HSBC Investor Funds
                            HSBC Advisor Funds Trust

                         Supplement Dated August 1, 2007
                  to the Prospectuses dated February 28, 2007,
                             as supplemented to date


         On July 24, 2007, the Board of Trustees, of the HSBC Investor Funds and the HSBC Advisor Funds Trust (collectively, the "Trusts") approved Foreside Distribution Services, L.P. ("Foreside") as the Principal Underwriter ("Distributor") of the Trusts. Foreside replaces BISYS Fund Services Limited Partnership ("BFS LP").

         This change is a result of BISYS Group Inc, ("BISYS"), the parent company of the Trusts' current distributor being acquired by Citibank N.A. A subsidiary of Foreside Financial Group LLC will acquire BFS LP, under a purchase and sale agreement with BISYS and rename BFS LP as Foreside Distribution Services, L.P. Foreside will render certain distribution services previously rendered by BFS LP to the Trusts on substantially the same terms as the current agreements with BFS LP. This change takes effect at the close of business on August 1, 2007. All references to BISYS and BFS LP in the Prospectuses are replaced with Citi Fund Services, Ohio, Inc. and Foreside, respectively.


           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                              FOR FUTURE REFERENCE